                                                                    EXHIBIT 99.1

                          TRANSOCEAN SEDCO FOREX INC.

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING

         6.625% NOTES DUE 2011                         7.500% NOTES DUE 2031
            IN EXCHANGE FOR                               IN EXCHANGE FOR
              REGISTERED                                    REGISTERED
         6.625% NOTES DUE 2011                         7.500% NOTES DUE 2031

--------------------------------------------------------------------------------
EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________ __, 2001, unless extended (the "EXPIRATION DATE"). OUTSTANDING NOTES TENDERED IN SUCH EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR SUCH EXCHANGE OFFER.
--------------------------------------------------------------------------------

                         DELIVER TO THE EXCHANGE AGENT:

                            THE CHASE MANHATTAN BANK



                        BY HAND, COURIER OR MAIL (IF BY
                      MAIL, REGISTERED OR CERTIFIED MAIL
                                 RECOMMENDED):

                           The Chase Manhattan Bank
                         2001 Bryan Street, 9th Floor
                             Dallas, Texas  75201
                            Attention:  Frank Ivins


            BY FACSIMILE TRANSMISSION (ELIGIBLE INSTITUTIONS ONLY):

                                (713) 577-5200
                         Attention:  Mauri J. Cowen

                             CONFIRM BY TELEPHONE:

                                (713) 216-6686
                         Attention:  Mauri J. Cowen


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the prospectus dated May __, 2001 of Transocean Sedco Forex Inc. (the "Company") and this letter of transmittal. These two documents together constitute the Company's offer to exchange its 6.625% Notes due 2011 and 7.500% Notes due 2031 (collectively, the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 6.625% Notes due 2011 and 7.500% Notes due 2031 (collectively, the "Old Notes"), respectively, which offer consists of separate, independent offers to exchange the New Notes of each series for Old Notes of that series (each an "Exchange Offer" and sometimes collectively referred to herein as the "Exchange Offer").

     The Company reserves the right, at any time or from time to time, to extend the period of time during which an Exchange Offer for the Old Notes of a series is open, at its discretion, in which event the term "Expiration Date" with respect to such series shall mean the latest date to which such Exchange Offer is extended. The Company reserves the right to extend such period for each series independently. The Company shall notify the Chase Manhattan Bank (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This letter of transmittal is to be used by a holder of Old Notes of a series (i) if certificates of Old Notes of such series are to be forwarded herewith or (ii) if delivery of Old Notes of such series is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer" and an "agent's message" is not delivered as described in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Tendering Though DTC's Automated Tender Offer Program." Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal. Holders of Old Notes of a series whose Old Notes are not immediately available, or who are unable to deliver their Old Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer for that series, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery Procedures." See Instruction 2 herein. DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT .

     The term "holder" with respect to the Exchange Offer for Old Notes of a series means any person in whose name such Old Notes are registered on the books of the Company, any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Old Notes must complete this letter of transmittal in its entirety (unless such Old Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof).

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes of each series to which this letter of transmittal relates. If the space below is inadequate, list the title of the series, the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

                                        DESCRIPTION OF OLD NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered                           Old Note(s) Tendered
       Holder(s) Exactly as Name(s)  ----------------------------------------------------------------------------
         Appear(s) on Old Notes       Title of        Registered      Aggregate Principal             Principal
       (Please Fill In, If Blank)     Series*         Number(s)**      Amount Represented               Amount
                                                                           by Note(s)                Tendered***
-----------------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------

                           Total
-----------------------------------------------------------------------------------------------------------------

*    Either "6.625% Notes due 2011" or "7.500% Notes due 2031."
**   Need not be completed by book-entry holders.
*** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

[ ]     CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering
Institution:____________________________________________________________________

DTC Account
Number(s):______________________________________________________________________

Transaction Code
Number(s):______________________________________________________________________

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s)
of Old Notes:___________________________________________________________________

Date of Execution of Notice of
Guaranteed Delivery:____________________________________________________________

Window Ticket Number
(if available):_________________________________________________________________

Name of Eligible Institution that
Guaranteed Delivery:____________________________________________________________

DTC Account Number(s) (if delivered by
book-entry transfer):___________________________________________________________

Transaction Code Number(s) (if delivered by book-entry transfer):___________________________________________________________

Name of Tendering Institution (if delivered by book-entry transfer):___________________________________________________________

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:___________________________________________________________________________

Address:________________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes of any series tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to
(i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991) and similar no-action letters (the "Prior No-Action Letters"), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in, do not intend to engage in and have no arrangement or understanding with any person to participate in a distribution of such New Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     The undersigned hereby further represents to the Company that (i) any New Notes received are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the DTC.

     For purposes of an Exchange Offer for Old Notes of a series, the Company shall be deemed to have accepted for exchange validly tendered Old Notes of such series when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for such Exchange Offer.

     All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.

     The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption "Terms of the Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

         SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 5 AND 6)                                      (SEE INSTRUCTIONS 5 AND 6)
To be completed ONLY (i) if Old Notes in a principal          To be completed ONLY if Old Notes in a principal
 amount not tendered, or New Notes issued in                  amount not tendered, or New Notes issued in exchange
 exchange for Old Notes accepted for exchange, are            for Old Notes accepted for exchange, are to be mailed
 to be issued in the name of someone other than the           or delivered to someone other than the undersigned,
 undersigned, or (ii) if Old Notes tendered by                or to the undersigned at an address other than that
 book-entry transfer which are not exchanged are to           shown below the undersigned's signature.  Mail or
 be returned by credit to an account maintained at            deliver New Notes and/or Old Notes to:
 the DTC other than the DTC Account Number set forth
 above.  Issue New Notes and/or Old Notes to:

Name:_________________________________________________        Name:______________________________________________

Address:______________________________________________        Address:___________________________________________

______________________________________________________        ___________________________________________________
                  (include Zip Code)                                           (include Zip Code)


______________________________________________________        ___________________________________________________
     (Tax Identification or Social Security Number)               (Tax Identification or Social Security Number)

                 (Please Type or Print)                                       (Please Type or Print)

[ ]     Credit unexchanged Old Notes delivered by book-entry transfer to the DTC set forth below:

DTC Account Number:______________________________________________________________________________________________

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
               (Complete Accompanying Substitute Form W-9 Below)



________________________________________________________________________________

________________________________________________________________________________
              (Signature(s) of Registered Holder(s) of Old Notes)

Dated _____________________, 2001

(The above lines must be signed by the registered holder(s) of Old Notes as your name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Old Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s):________________________________________________________________________
                            (Please Type or Print)

Capacity:_______________________________________________________________________


Address:________________________________________________________________________


________________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number:______________________________


________________________________________________________________________________


                         MEDALLION SIGNATURE GUARANTEE
                        (If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:___________________________________________________________
                                    (Authorized Signature)



________________________________________________________________________________
                                    (Title)


________________________________________________________________________________
                                (Name of Firm)



________________________________________________________________________________
                          (Address, Include Zip Code)



________________________________________________________________________________
                       (Area Code and Telephone Number)

Dated___________, 2001

                                 INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR AGENT'S MESSAGE AND BOOK-ENTRY CONFIRMATIONS. All physically delivered Old Notes of a series or any confirmation of a book-entry transfer to the Exchange Agent's account at the DTC of Old Notes of a series tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent's message in lieu hereof), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer for such series, or the tendering holder must comply with the guaranteed delivery procedures set forth below. THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, (b) who cannot deliver their Old Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the applicable Expiration Date or
(c) who are unable to comply with the applicable procedures under the DTC's Automated Tender Offer Program on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the applicable Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after such Expiration Date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Old Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after such Expiration Date.

     Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery Procedures" section of the prospectus.

     3. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fifth column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be returned to the holder as promptly as practicable after the Old Notes are accepted for exchange.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

     If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), the said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this letter of transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this letter of transmittal.

     NO SIGNATURE GUARANTEE IS REQUIRED IF (I) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE OLD NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN THE DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED OLD NOTES) AND THE NEW NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN THE DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT THE DTC) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" HAS BEEN COMPLETED, OR (II) SUCH OLD NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the DTC as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes or New Notes must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 31% on interest payments on the New Notes.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

     Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

     If such holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which might, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

    10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

    11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

    12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the cover page of this letter of transmittal for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Notes have been followed.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

____________________________________________________________________________________________________________________________________

                                                                                               _____________________________________
       Substitute                    Part 1 -- Please Provide Your Tin in the Box at                   Social Security Number
       Form W-9                      Right and Certify By Signing and Dating Below             or

                                                                                               _____________________________________
                                                                                                    Employer Identification number
____________________________________________________________________________________________________________________________________
                                    Part 2 -- Certification -- Under penalties of perjury, I   Part 3 --
                                    certify that:

                                    (1)  The number shown on this form is my correct           Awaiting TIN [ ]
                                         Taxpayer Identification Number (or I have
                                         checked the box in part 3 and executed the
                                         certificate of awaiting taxpayer identification
                                         number below) and

__________________________________  (2)  I am not subject to backup withholding either         Please complete the certificate of
Name                                     because I have not been notified by the Internal      awaiting taxpayer indenfication
                                         Revenue Service ("IRS") that I am subject to          number below.
__________________________________       backup withholding as a result of failure to
Address (Number and Street)              report all interest or dividends, or because the
                                         IRS has notified me that I am no longer subject to
__________________________________       backup withholding.
City, State and Zip Code
                                  __________________________________________________________________________________________________

  Department of the Treasury
   Internal Revenue Service

 Payor's Request for Taxpayer            Certificate Instructions - You must cross out item (2) in Part 2 above if you have been
 Identification Number (TIN)             notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                          SIGNATURE_________________________________ DATE ______________________, 2001

____________________________________________________________________________________________________________________________________

   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9


________________________________________________________________________________
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


____________________________                __________________________, 2001
         Signature                                  Date

________________________________________________________________________________

                                                               EXHIBIT (a)(1)(G)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------                   ---------------------------------------------
                             Give the                                                        Give the EMPLOYER
For this type of account:    SOCIAL SECURITY                    For this type of account:    IDENTIFICATION
                             number of--                                                     number of--
---------------------------------------------                   ---------------------------------------------
 1. An individual's account  The individual                      9. A valid trust, estate,   The legal entity
 2. Two or more individuals  The actual owner                       or pension trust         (Do not furnish
    (joint account)          of the account                                                  the identifying
                             or, if combined                                                 number of the
                             funds, the first                                                personal
                             individual on                                                   representative
                             the account(1)                                                  or trustee
 3. Husband and wife (joint  The actual owner                                                unless the legal
    account)                 of the account                                                  entity itself is
                             or, if joint                                                    not designated
                             funds, the first                                                in the account
                             individual on                                                   title.)(5)
                             the account(1)                     10. Corporate account        The corporation
 4. Custodian account of a   The minor(2)                       11. Religious, charitable,   The organization
    minor (Uniform Gift to                                          or educational
    Minors Act)                                                     organization account
 5. Adult and minor (joint   The adult or, if                   12. Partnership account      The partnership
    account)                 the minor is the                       held in the name of
                             only                                   the business
                             contributor, the                   13. Association, club, or    The organization
                             minor(1)                               other tax-exempt
 6. Account in the name of   The ward, minor,                       organization
    guardian or committee    or incompetent                     14. A broker or registered   The broker or
    for a designated ward,   person(3)                              nominee                  nominee
    minor, or incompetent                                       15. Account with the         The public
    person                                                          Department of            entity
 7. a. The usual revocable   The grantor-                           Agriculture in the
    savings trust account    trustee(1)                             name of a public
    (grantor is also                                                entity (such as a
    trustee)                                                        State or local
    b. So-called trust       The actual                             government, school
    account that is not a    owner(1)                               district, or prison)
    legal or valid trust                                            that receives
    under State law                                                 agricultural program
 8. Sole proprietorship      The owner(4)                           payments
    account
---------------------------------------------                   ----------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9
                                    Page 2

Obtaining a Number                                              . Payments of tax-exempt interest (including the exempt-
  If you don't have a taxpayer identification number ("TIN")      interest dividends under section 852).
or you don't know your number, obtain Form SS-5, Application    . Payments described in section 6049(b)(5) to nonresident
for a Social Security Number Card, or Form SS-4, Application      aliens.
for Employer Identification Number, or Form W-7 for             . Payments on tax-free covenant bonds under section 1451.
Individual Taxpayer Identification Number (for alien            . Payments made by certain foreign organizations.
individuals required to file U.S. tax returns), at the local    . Payments described in section 6049(b)(6) to nonresident
office of the Social Security Administration or the Internal      aliens.
Revenue Service and apply for a number.                         . Payments of tax-exempt interest (including the exempt-
                                                                  interest dividends under section 859).
Payees Exempt from Backup Withholding                           . Payments described in section 6049(b)(7) to resident
  Payees specifically exempted from backup withholding on         aliens.
all dividend and interest payments and on broker                . Payments on tax-free covenant bonds under section 1466.
transactions include the following:                             . Payments made to a nominee.
 . A corporation.
 . A financial institution.                                    Exempt payees described above should file the Substitute
 . An organization exempt from tax under section 501(a),       Form W-9 to avoid possible erroneous backup withholding.
   or an individual retirement plan, or a custodian            Complete the Substitute Form W-9 as follows:
   account under Section 403(b)(7).
 . The United States or any agency or instrumentality          ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT"
   thereof.                                                    ACROSS THE FACE OF THE FORM, SIGN, DATE, AND RETURN THE FORM
 . A State, the District of Columbia, a possession of          TO THE PAYER.
   the United States, or any subdivision or instrumentality
   thereof.                                                    Certain payments other than interest, dividends, and
 . A foreign government, a political subdivision of a          patronage dividends that are not subject to information
   foreign government, or any agency or instrumentality        reporting are also not subject to backup with-holding. For
   thereof.                                                    details, see the sections 6041, 6041A(a), 6042, 6044, 6045,
 . An international organization or any agency, or             6049, 6050A and 6050N and the regulations thereunder.
   instrumentality thereof.
 . A registered dealer in securities or commodities              Privacy Act Notice.--Section 6109 requires most recipients
   registered in the U.S. or a possession of the U.S.          of dividend, interest, or other payments to give taxpayer
 . A real estate investment trust.                             identification numbers to payers who must report the
 . A common trust fund operated by a bank under                payments to IRS. IRS uses the numbers for identification
   section 584(a).                                             purposes and to help verify the accuracy of tax reforms.
 . An entity registered at all times under the Investment      Payers must be given the numbers whether or not recipients
   Company Act of 1940.                                        are required to file tax returns. Payers must generally
 . A foreign central bank of issue.                            withhold 31% of taxable interest, dividend, and certain
                                                               other payments to a payee who does not furnish a taxpayer
  Payments of dividends and patronage dividends not            identification number to a payer. Certain penalties may also
generally subject to backup withholding including the          apply.
following:
                                                               Penalties
 . Payments to nonresident aliens subject to withholding         (1) Penalty for Failure to Furnish Taxpayer Identification
   under section 1441.                                         Number.--If you fail to furnish your correct taxpayer
 . Payments to partnerships not engaged in a trade or          identification number to a payer, you are subject to a
   business in the U.S. and which have at least one            penalty of $50 for each such failure unless your failure is
   nonresident partner.                                        due to reasonable cause and not to willful neglect.
 . Payments of patronage dividends where the amount              (2) Penalty for False Information With Respect to
   received is not paid in money.                              Withholding.--If you make a false statement with no
 . Payments made by certain foreign organizations.             reasonable basis which results in no imposition of backup
 . Payments made to a nominee.                                 withholding, you are subject to a penalty of $500.
                                                                 (3) Criminal Penalty for Falsifying Information.--
Payments of interest not generally subject to backup           Willfully falsifying certifications or affirmations may
withholding include the following:                             subject you to criminal penalties including fines and/or
                                                               imprisonment.
 . Payments of interest on obligations issued by individuals.    (4) Misuse of Taxpayer Identification Numbers.--If the
   Note: You may be subject to backup withholding if this      payer discloses or uses taxpayer identification numbers in
   interest is $600 or more and is paid in the course of the   violation of Federal law, the payer may be subject to civil
   payer's trade or business and you have not provided your    and criminal penalties.
   correct taxpayer identification number to the payer.
                                                               FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
                                                               THE INTERNAL REVENUE SERVICE.